UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 25, 2024

THE HOME DEPOT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8207	95-3261426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2455 Paces Ferry Road, Atlanta, Georgia 30339

(Address of Principal Executive Offices) (Zip Code)

(770) 433-8211

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.05 Par Value Per Share	HD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On June 25, 2024, The Home Depot, Inc. (the “Company”) completed a public offering of $600,000,000 aggregate principal amount of Floating Rate Notes due December 24, 2025, $900,000,000 aggregate principal amount of 5.100% Notes due December 24, 2025, $1,500,000,000 aggregate principal amount of 5.150% Notes due June 25, 2026, $1,000,000,000 aggregate principal amount of 4.875% Notes due June 25, 2027, $1,250,000,000 aggregate principal amount of 4.750% Notes due June 25, 2029, $1,000,000,000 aggregate principal amount of 4.850% Notes due June 25, 2031, $1,750,000,000 aggregate principal amount of 4.950% Notes due June 25, 2034, $1,500,000,000 aggregate principal amount of 5.300% Notes due June 25, 2054, and $500,000,000 aggregate principal amount of 5.400% Notes due June 25, 2064 (collectively, the “Notes”). The offering of the Notes was made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-259121) filed with the Securities and Exchange Commission on August 27, 2021.

The Notes were issued under an Indenture dated as of May 4, 2005 (the “Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as Trustee.

The foregoing summary is qualified by reference to the Indenture and the respective forms of global note for the offering, which are filed as exhibits to this Current Report on Form 8-K and are incorporated by reference herein and in the above-referenced shelf registration statement.

Item 9.01.	Financial Statements and Exhibits.

The document included as an exhibit to this report is filed solely to provide information about its terms, is not intended to provide any factual or other information about the Company or the other parties to the agreement, and should not be relied upon by investors for any other purpose.

(d) Exhibits

Exhibit	Description
4.1	Indenture, dated as of May 4, 2005 between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee - incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (Registration No. 333-124699).
4.2	Form of Floating Rate Note due December 24, 2025.
4.3	Form of 5.100% Note due December 24, 2025.
4.4	Form of 5.150% Note due June 25, 2026.
4.5	Form of 4.875% Note due June 25, 2027.
4.6	Form of 4.750% Note due June 25, 2029.
4.7	Form of 4.850% Note due June 25, 2031.
4.8	Form of 4.950% Note due June 25, 2034.
4.9	Form of 5.300% Note due June 25, 2054.
4.10	Form of 5.400% Note due June 25, 2064.
5.1	Opinion of Alston & Bird LLP.
23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1).
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOME DEPOT, INC.
Date: June 25, 2024
	By:	/s/ Richard V. McPhail
	Name:	Richard V. McPhail
	Title:	Executive Vice President and Chief Financial Officer